UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
January 29, 2026
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55983	83-1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

9 Old Lincoln Highway, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(484) 568-5000 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	MRBK	The NASDAQ Stock Market

Item 2.02.            Results of Operations and Financial Condition.
On January 29, 2026 Meridian Corporation issued a press release discussing the Corporation’s Fourth Quarter 2025 Results. A copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the SEC under the Securities Exchange Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 7.01.     Regulation FD Disclosures.
In connection with the issuance of its earnings for the three months ended December 31, 2025, Meridian Corporation has also made available on its website materials that contain supplemental information about the Corporation's financial results (“Earnings Supplement”). A copy of the earnings supplement is attached hereto as Exhibit 99.2 and is incorporated by reference in this Item 7.01. The information contained in this Item 7.01 of this Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.            Other Events.

Quarterly Dividend
On January 29, 2026, Meridian Corporation’s Board of Directors declared a quarterly cash dividend of $0.14 per common share, payable February 17, 2026, to shareholders of record as of February 9, 2026. This is an increase of $0.015 or 12%, compared to the quarterly cash dividend of $0.125 per common share declared in the prior quarter.
Item 9.01.            Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is furnished herewith:
99.1 Press Release, issued January 29, 2026
99.2 Earnings Supplement, issued January 29, 2026

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, issued January 29, 2026

99.2	Earnings Supplement, issued January 29, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION (Registrant)

Dated: January 29, 2026

	By:	/s/ Denise Lindsay
Denise Lindsay
Executive Vice President and Chief Financial Officer